UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2014 Date of report (Date of earliest event reported)

SUPPORT.COM, INC. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
900 Chesapeake Dr., Second Floor, Redwood City, CA 94063 (Address of Principal Executive Offices) (Zip Code)

(650) 556-9440 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 22, 2014, the Board of Directors (the “Board”) of Support.com Inc. (the “Company”) voted to increase the number of directors that constitute the whole Board from five (5) to six (6) directors, effective July 22, 2014, pursuant to article III, Section 1 of the Company’s Bylaws.

On July 22, 2014, Board unanimously voted to elect the Company’s President and Chief Executive Officer, Dr. Elizabeth Cholawsky, as a director of the Company, effective immediately, pursuant to Article III, Section 4 of the Company’s Bylaws. No additional or different compensation is awarded to Dr. Cholawsky for her service as a member of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2014

SUPPORT.COM, INC.

By:	/s/ Gregory J. Wrenn
Name:	Gregory J. Wrenn
Title:	SVP Business Affairs, General Counsel & Secretary